UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2004

THE FIRST YEARS INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-7024	04-2149581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kiddie Drive, Avon, Massachusetts 02322-1171

(Address of Principal Executive Offices) (Zip Code)

(508) 588-1220

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press release issued by The First Years Inc. on July 23, 2004

Item 12. Results of Operations and Financial Condition.

On July 23, 2004, The First Years Inc. issued a press release to announce its financial results for the quarter ended June 30, 2004. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST YEARS INC.

Dated: July 23, 2004	By:	/s/ JOHN R. BEALS
John R. Beals
Senior Vice President – Finance, Chief Financial Officer and Treasurer